SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 1, 2007
AMERICAN EXPRESS
RECEIVABLES
FINANCING
CORPORATION V LLC
on behalf of
AMERICAN EXPRESS
ISSUANCE TRUST
(as Originator of the American Express Issuance Trust)
(Exact name of registrant as specified in its charter)

Delaware	20-2007139	333-130522
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(Commission File Number)
200 Vesey Street
Mail Stop 01-31-12
New York, New York 10285
(212) 640-2000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On November 1, 2007, the Trust Agreement, dated as of May 18, 2005, relating to the American Express Issuance Trust was amended and restated in connection with Regulation AB. The Amended and Restated Trust Agreement is attached hereto as Exhibit 4.1.

On November 1, 2007, the Transfer and Servicing Agreement, dated as of May 19, 2005, relating to the American Express Issuance Trust was amended and restated in connection with Regulation AB. The Amended and Restated Transfer and Servicing Agreement is attached hereto as Exhibit 4.2.

On November 1, 2007, the Indenture, dated as of May 19, 2005, relating to the American Express Issuance Trust was amended and restated in connection with Regulation AB. The Amended and Restated Indenture is attached hereto as Exhibit 4.3.

On November 1, 2007, American Express Issuance Trust supplemented its Amended and Restated Indenture, dated as of November 1, 2007, with its Series 2007-1 Indenture Supplement, dated as of November 1, 2007. The Series 2007-1 Indenture Supplement is attached hereto as Exhibit 4.4.

On November 1, 2007, American Express Issuance Trust issued its $930,000,000 Class A Series 2007-1 Floating Rate Asset Backed Notes, $30,000,000 Class B Series 2007-1 Floating Rate Asset Backed Notes and $40,000,000 Class C Series 2007-1 Floating Rate Asset Backed Notes (the “Series 2007-1 Notes”).

On November 1, 2007, American Express Issuance Trust supplemented its Amended and Restated Indenture, dated as of November 1, 2007, with its Series 2007-2 Indenture Supplement, dated as of November 1, 2007. The Series 2007-2 Indenture Supplement is attached hereto as Exhibit 4.5.

On November 1, 2007, American Express Issuance Trust issued its $930,000,000 Class A Series 2007-2 Floating Rate Asset Backed Notes, $30,000,000 Class B Series 2007-2 Floating Rate Asset Backed Notes and $40,000,000 Class C Series 2007-2 Floating Rate Asset Backed Notes (the “Series 2007-2 Notes”).

Item 9.01.	Exhibits.
The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of November 1, 2007.

Exhibit 4.2	Amended and Restated Transfer and Servicing Agreement, dated as of November 1, 2007.

Exhibit 4.3	Amended and Restated Indenture, dated as of November 1, 2007.

Exhibit 4.4	Series 2007-1 Indenture Supplement, dated as of November 1, 2007, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.

Exhibit 4.5	Series 2007-2 Indenture Supplement, dated as of November 1, 2007, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation V LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Maureen Ryan

Name:	Maureen Ryan
Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Amended and Restated Trust Agreement, dated as of November 1, 2007.

Exhibit 4.2	Amended and Restated Transfer and Servicing Agreement, dated as of November 1, 2007.

Exhibit 4.3	Amended and Restated Indenture, dated as of November 1, 2007.

Exhibit 4.4	Series 2007-1 Indenture Supplement, dated as of November 1, 2007, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.

Exhibit 4.5	Series 2007-2 Indenture Supplement, dated as of November 1, 2007, supplementing the Amended and Restated Indenture, dated as of November 1, 2007.